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                                    PROFUNDS

                        Supplement dated December 6, 2002
                 to the ProFunds VP Prospectus dated May 1, 2002

This Supplement updates the "General ProFunds VP Information" section of the Prospectus and should be read in conjunction with the other information provided in the Prospectus.

         Effective immediately, each ProFund VP shall calculate its daily share price on the basis of the net asset value of each class of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally. 4:00 p.m. Eastern time) every day the NYSE is open for business. References to the Chicago Mercantile Exchange are hereby deleted.

          Investors should retain this Supplement for future reference

                                                                           PROVP